U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2009

Tactical Air Defense Services, Inc.
 (Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	333-79405 (Commission File Number)	88-0455809 (I.R.S. Employer Identification No.)

1515 Perimeter Rd.
West Palm Beach, FL
33406
(561) 398-8196

(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Tactical Air Defense Services, Inc. (OTCBB: TADF-OB) (the “Company”), has, as of April 15, 2009, appointed Mark Daniels as Chief Executive Officer, President, Treasurer, and Secretary of the Company to replace  James W. O’Brien, the outgoing Chief Executive Officer, President, Treasurer, and Secretary of the Company.

Mr. Daniels is the current Chairman of the Board of Directors of Tactical Air Defense Services, Inc., and is also the founder of the Company.  Mr. Daniels has been involved in the aviation and government contracting business for more than 15 years, and his extensive experience in negotiating contracts and maneuvering through the government bureaucracy, has been essential to the success of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2009

Tactical Air Defense Services, Inc.

By:	/s/ Mark Daniels
Name: Mark Daniels
Title: President